EXHIBIT 99.1

Match Group, Inc. Unaudited Pro Forma Combined Financial Information

Unaudited Pro Forma Capitalization Information

The following table sets forth Match Group Inc.’s (the “Company”) cash and cash equivalents and its capitalization as of March 31, 2016 on an actual basis and pro forma basis to give effect to the proposed private unregistered offering (the “Offering”) of $400 million aggregate principal amount of senior notes due 2024 and the use of proceeds therefrom.  The pro forma capitalization table was prepared using the historical consolidated balance sheet of Match Group, Inc. and Subsidiaries as of March 31, 2016.

	As of March 31, 2016
(Unaudited, in thousands)	Actual	As adjusted
Cash and cash equivalents (1)	$135,898	$129,898
Capitalization
Term Loan (2)	$790,000	$390,000
Revolving Credit Facility (3)	—	—
[ ]% senior notes offered in the Offering	—	400,000
6.75% senior notes due 2022 (4)	445,172	445,172
Total debt	1,235,172	1,235,172
Shareholders’ equity:
Total Match Group shareholders’ equity	307,535	307,535
Total capitalization	$1,542,707	$1,542,707

(1)         Reflects payment of $6.0 million of estimated fees and expenses related to the Offering.

(2)         Represents the principal amount, excluding any original issue discount.

(3)         $500 million revolving credit facility of which the full amount was available to be drawn.

(4)         Represents the principal amount, excluding any original issue premium.

Unaudited Pro Forma Combined Financial Statements

The unaudited pro forma combined statements of operations for the three months ended March 31, 2016 and 2015 and for the years ended December 31, 2015 and 2014 present: (i) the acquisition of Plentyoffish Media Inc. (“PlentyOfFish”), (ii) the exchange of $445.2 million of 6.75% senior notes of the Company due 2022 for $445.3 million of IAC 4.75% senior notes due 2022 (the “Match Exchange Offer”) and the borrowings under the seven-year term loan under the Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of November 16, 2015, among Match Group, Inc., as Borrower, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other parties thereto (the “Term Loan”), and (iii) the proposed private unregistered offering (the “Offering”) of $400 million aggregate principal amount of senior notes due 2024 (the “Notes”) and the application of proceeds thereof each as if they had been completed as of January 1, 2014.

The unaudited pro forma combined financial statements were prepared using: (i) the historical consolidated and combined financial statements of Match Group, Inc. and Subsidiaries for the three months ended March 31, 2016 and 2015 and for the years ended December 31, 2015 and 2014; and (ii) the historical consolidated financial statements of Plentyoffish Media, Inc. and Subsidiaries for the year ended December 31, 2014, the three months ended March 31, 2015 and the period from January 1, 2015 through October 27, 2015, the day prior to the date Match Group, Inc. acquired PlentyOfFish.

The assumptions used and pro forma adjustments derived from such assumptions are based on currently available information and management believes such assumptions are reasonable. These unaudited pro forma combined financial statements are for informational purposes and are not necessarily indicative of the Company’s results of operations had (i) the acquisition of PlentyOfFish, (ii) the Match Exchange Offer and the borrowings under the Term Loan and (iii) the Offering and the application of proceeds thereof been completed on the dates assumed. These unaudited pro forma combined financial statements are not necessarily indicative of the Company’s future results of operations or financial condition.

Acquisition of PlentyOfFish

On July 13, 2015, the Company entered into a stock purchase agreement to acquire all of the outstanding equity interests in PlentyOfFish for aggregate consideration of $575.0 million, subject to a customary post-closing adjustment based on, among other things, the amount of working capital in the business at the closing date. The acquisition closed on October 28, 2015. The acquisition price was allocated to the fair value of the assets acquired and liabilities assumed. The final working capital adjustment has not yet been finalized.

The Match Exchange Offer and Term Loan

The pro forma information has been prepared reflecting:

•                  Match Exchange Offer.

•                  $800.0 million of borrowings under the Term Loan.

•                  $24.5 million in fees and expenses associated with the Term Loan, the Match Exchange Offer and the five-year $500 million revolving credit facility provided for by the Credit Agreement.

The Offering

The pro forma financial information has been prepared reflecting the following:

•                  The issuance of $400 million of the Notes offered in the Offering.

•                  The proceeds of the Offering are used to prepay $400 million of borrowings under the Term Loan.

MATCH GROUP, INC.
PRO FORMA COMBINED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2016
(Unaudited)

	Match Group Historical	Acquisition Pro Forma Adjustments	Note	Subtotal	Match Exchange Offer and Term Loan Pro Forma Adjustments	Note	Match Group Subtotal	Offering Pro Forma Adjustments	Note	Match Group Pro Forma
	(In thousands)

Revenue	$285,283	$3,719	(e)	$289,002	$—		$289,002	$—		$289,002
Operating costs and expenses:
Cost of revenue (exclusive of depreciation shown separately below)	53,677	—		53,677	—		53,677	—		53,677
Selling and marketing expense	113,495	—		113,495	—		113,495	—		113,495
General and administrative expense	51,321	—		51,321	—		51,321	—		51,321
Product development expense	22,863	—		22,863	—		22,863	—		22,863
Depreciation	6,487	—		6,487	—		6,487	—		6,487
Amortization of intangibles	8,252	(5,343)	(a)	2,909	—		2,909	—		2,909
Total operating costs and expenses	256,095	(5,343)		250,752	—		250,752	—		250,752
Operating income	29,188	9,062		38,250	—		38,250	—		38,250
Interest expense—third party	(20,431)	—		(20,431)	1,243	(f)	(19,188)	(1,127)	(h), (i)	(20,315)
Other income, net	3,607	—		3,607	—		3,607	—		3,607
Earnings before income taxes	12,364	9,062		21,426	1,243		22,669	(1,127)		21,542
Income tax provision	(5,145)	(2,356)	(a), (e)	(7,501)	(460)	(f)	(7,961)	417	(h), (i)	(7,544)
Net earnings	7,219	6,706		13,925	783		14,708	(710)		13,998
Net earnings attributable to noncontrolling interests	(67)	—		(67)	—		(67)	—		(67)
Net earnings attributable to Match Group, Inc. shareholders	$7,152	$6,706		$13,858	$783		$14,641	$(710)		$13,931

Derived from the historical unaudited statements of operations for the three months ended March 31, 2016 for Match Group.

See notes to unaudited pro forma combined financial statements.

MATCH GROUP, INC.
PRO FORMA COMBINED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2015
(Unaudited)

	Match Group Historical	PlentyOfFish Historical(d)	Acquisition Pro Forma Adjustments	Note	Subtotal	Match Exchange Offer and Term Loan Pro Forma Adjustments	Note	Match Group Subtotal	Offering Pro Forma Adjustments	Note	Match Group Pro Forma
	(In thousands)

Revenue	$235,069	$19,004	$(129)	(c)	$253,944	$—		$253,944	$—		$253,944
Operating costs and expenses:
Cost of revenue (exclusive of depreciation shown separately below)	38,953	1,835	—		40,788	—		40,788	—		40,788
Selling and marketing expense	111,965	3,306	(129)	(c)	115,142	—		115,142	—		115,142
General and administrative expense	29,738	1,387	—		31,125	—		31,125	—		31,125
Product development expense	16,451	256	—		16,707	—		16,707	—		16,707
Depreciation	7,045	541	—		7,586	—		7,586	—		7,586
Amortization of intangibles	3,877	—	350	(a)	4,227	—		4,227	—		4,227
Total operating costs and expenses	208,029	7,325	221		215,575	—		215,575	—		215,575
Operating income	27,040	11,679	(350)		38,369	—		38,369	—		38,369
Interest expense—third party	—	—	—		—	(19,628)	(f)	(19,628)	(1,188)	(h), (i)	(20,816)
Interest expense—related party	(2,179)	—	—		(2,179)	1,849	(g)	(330)	—		(330)
Other income (expense), net	9,307	(91)	—		9,216	—		9,216	—		9,216
Earnings before income taxes	34,168	11,588	(350)		45,406	(17,779)		27,627	(1,188)		26,439
Income tax provision	(8,288)	(3,013)	91	(a)	(11,210)	6,670	(f), (g)	(4,540)	439	(h), (i)	(4,101)
Net earnings	25,880	8,575	(259)		34,196	(11,109)		23,087	(749)		22,338
Net loss attributable to noncontrolling interests	326	—	—		326	—		326	—		326
Net earnings attributable to Match Group, Inc. shareholders	$26,206	$8,575	$(259)		$34,522	$(11,109)		$23,413	$(749)		$22,664

Derived from the historical unaudited statements of operations for the three months ended March 31, 2015 for Match Group and PlentyOfFish.

See notes to unaudited pro forma combined financial statements.

MATCH GROUP, INC.
PRO FORMA COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015
(Unaudited)

	Match Group Historical	PlentyOfFish Historical(d)	Acquisition Pro Forma Adjustments	Note	Subtotal	Match Exchange Offer and Term Loan Pro Forma Adjustments	Note	Match Group Subtotal	Offering Pro Forma Adjustments	Note	Match Group Pro Forma
						(In thousands)

Revenue	$1,020,431	$71,694	$7,422	(c), (e)	$1,099,547	$—		$1,099,547	$—		$1,099,547
Operating costs and expenses:
Cost of revenue (exclusive of depreciation shown separately below)	177,988	7,351	(126)	(b)	185,213	—		185,213	—		185,213
Selling and marketing expense	359,598	11,239	(961)	(b), (c)	369,876	—		369,876	—		369,876
General and administrative expense	175,857	8,829	(3,466)	(b)	181,220	—		181,220	—		181,220
Product development expense	67,348	1,351	(433)	(b)	68,266	—		68,266	—		68,266
Depreciation	25,983	2,274	—		28,257	—		28,257	—		28,257
Amortization of intangibles	20,101	—	(540)	(a)	19,561	—		19,561	—		19,561
Total operating costs and expenses	826,875	31,044	(5,526)		852,393	—		852,393	—		852,393
Operating income	193,556	40,650	12,948		247,154	—		247,154	—		247,154
Interest expense—third party	(18,049)	—	—		(18,049)	(60,203)	(f)	(78,252)	(4,444)	(h), (i)	(82,696)
Interest expense—related party	(8,009)	—	—		(8,009)	7,396	(g)	(613)	—		(613)
Other income (expense), net	11,887	(1,976)	—		9,911	—		9,911	—		9,911
Earnings before income taxes	179,385	38,674	12,948		231,007	(52,807)		178,200	(4,444)		173,756
Income tax provision	(58,898)	(10,055)	(3,466)	(a), (b), (c), (e)	(72,419)	19,908	(f), (g)	(52,511)	1,643	(h), (i)	(50,868)
Net earnings	120,487	28,619	9,482		158,588	(32,899)		125,689	(2,801)		122,888
Net earnings attributable to noncontrolling interests	(104)	—	—		(104)	—		(104)	—		(104)
Net earnings attributable to Match Group, Inc. shareholders	$120,383	$28,619	$9,482		$158,484	$(32,899)		$125,585	$(2,801)		$122,784

Derived from the historical audited statements of operations for the year ended December 31, 2015 for Match Group and the historical unaudited statement of operations for PlentyOfFish from January 1, 2015 to October 27, 2015.

See notes to unaudited pro forma combined financial statements.

MATCH GROUP, INC.
PRO FORMA COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014
(Unaudited)

	Match Group Historical	PlentyOfFish Historical(d)	Acquisition Pro Forma Adjustments	Note	Subtotal	Match Exchange Offer and Term Loan Pro Forma Adjustments	Note	Match Group Subtotal	Offering Pro Forma Adjustments	Note	Match Group Pro Forma
	(In thousands)

Revenue	$888,268	$54,126	$(886)	(c)	$941,508	$—		$941,508	$—		$941,508
Operating costs and expenses:
Cost of revenue (exclusive of depreciation shown separately below)	120,024	4,553	—		124,577	—		124,577	—		124,577
Selling and marketing expense	335,107	7,486	(886)	(c)	341,707	—		341,707	—		341,707
General and administrative expense	117,890	8,480	—		126,370	—		126,370	—		126,370
Product development expense	49,738	1,029	—		50,767	—		50,767	—		50,767
Depreciation	25,547	2,010	—		27,557	—		27,557	—		27,557
Amortization of intangibles	11,395	—	14,600	(a)	25,995	—		25,995	—		25,995
Total operating costs and expenses	659,701	23,558	13,714		696,973	—		696,973	—		696,973
Operating income	228,567	30,568	(14,600)		244,535	—		244,535	—		244,535
Interest expense—third party	—	—	—		—	(80,483)	(f)	(80,483)	(4,444)	(h), (i)	(84,927)
Interest expense—related party	(25,541)	—	—		(25,541)	7,396	(g)	(18,145)	—		(18,145)
Other income, net	12,610	965	—		13,575	—		13,575	—		13,575
Earnings before income taxes	215,636	31,533	(14,600)		232,569	(73,087)		159,482	(4,444)		155,038
Income tax provision	(67,277)	(8,260)	3,796	(a)	(71,741)	27,412	(f), (g)	(44,329)	1,643	(h), (i)	(42,686)
Net earnings	148,359	23,273	(10,804)		160,828	(45,675)		115,153	(2,801)		112,352
Net earnings attributable to noncontrolling interests	(595)	—	—		(595)	—		(595)	—		(595)
Net earnings attributable to Match Group, Inc. shareholders	$147,764	$23,273	$(10,804)		$160,233	$(45,675)		$114,558	$(2,801)		$111,757

Derived from the historical audited statements of operations for the year ended December 31, 2014 for Match Group and PlentyOfFish.

See notes to unaudited pro forma combined financial statements.

Match Group, Inc.

Notes to unaudited pro forma combined

financial statements

NOTE 1 — ADJUSTMENTS RELATED TO THE PLENTYOFFISH ACQUISITION:

(a)              To reflect the amortization expense associated with the valuation of the definite-lived intangible assets acquired by Match Group in connection with its acquisition of PlentyOfFish. This expense is being amortized on a straight-line basis based upon the assets’ estimated useful lives. The average useful lives range from 0.9 to 5 years.

(b)              To reflect the elimination of costs incurred by Match Group and PlentyOfFish related to the acquisition of PlentyOfFish for the year ended December 31, 2015 as they are not expected to have a continuing impact on the combined results. The income tax effect is calculated at 37% for Match Group adjustments and 26% for PlentyOfFish adjustments.

(c)               To reflect the elimination of intercompany revenue between Match Group and PlentyOfFish.

(d)              The historical financial information of PlentyOfFish was prepared in accordance with U.S. GAAP and in Canadian dollars. The historical financial information was translated from Canadian dollars to U.S. dollars using the following historical exchange rates:

CAD/U.S.
Average exchange rate for the three months ended March 31, 2016 (statement of operations)	0.7268
Average exchange rate for the three months ended March 31, 2015 (statement of operations)	0.8114
Average exchange rate for the year ended December 31, 2015 (statement of operations)	0.7858
Average exchange rate for the year ended December 31, 2014 (statement of operations)	0.9070

(e)     To reflect the elimination of deferred revenue purchase accounting adjustments.

NOTE 2 — ADJUSTMENTS RELATED TO THE MATCH EXCHANGE OFFER AND TERM LOAN:

(f)                 To reflect: (1) the interest expense related to the $445.2 million of 6.75% Match Group senior notes due 2022 that were exchanged for $445.3 million of IAC 4.75% senior notes due 2022 and the $800 million in borrowings under the Term Loan at an assumed combined interest rate of 5.95%; (2) the amortization of fees and expenses related to the Term Loan, the Match Group senior notes, and the Revolving Credit Facility; and (3) fees for maintenance of the Revolving Credit Facility and the related income tax effect.  The income tax effect is calculated at 37%.

(g)                To reflect the elimination of related party interest expense and the related income tax effect.  The income tax effect is calculated at 32%.

NOTE 3 — ADJUSTMENTS RELATED TO THE OFFERING:

(h)         To reflect interest expense related to the $400 million of Match Group senior notes due 2024 and the amortization of fees and expenses related to such notes and related income tax effect.  The income tax effect is calculated at 37%. The assumed interest rate is 6.5%.

If the assumed interest rate related to the Offering changed by 0.25% interest expense for the three months ended March 31, 2016 and 2015 would increase or decrease by $0.3 million and interest expense for the years ended December 31, 2015 and 2014 would increase or decrease by $1.0 million.

(i)             To reflect the elimination of interest expense related to the $400 million of principal amount of the Term Loan that is assumed to be prepaid with the proceeds from the Offering. The income tax effect is calculated at 37%.